UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 22, 2015

Ournett Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-192415	46-3545939
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

122 East 42nd Street, New York, NY 10168
(Address of principal executive offices)

(212) 986-1544
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Xavier Rey as Chief Executive Officer and Director

Effective as of October 22, 2015, Mr. Xavier Rey has resigned as the Chief Executive Officer of Ournett Holdings, Inc. (the “Company”) and as a member of the Company’s Board of Directors. Mr. Rey has not expressed any disagreement with the Company on any matter relating to the Company’s operations, policies or practices with regard to the cessation of his services.

Election of New Directors

Effective as of October 22, 2015, Messrs. Ignacio Suarez, Santiago Pijuan, Francisco Orero, Ruperto Serra and Alfonso Zorrilla have been elected as members of the Board of Directors.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ournett Holdings, Inc.

Dated: October 26, 2015	By:	/s/ Fernando Koatz
Name: Fernando Koatz
Title: Chief Financial Officer